SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 AUGUST 12, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission               IRS Employer
jurisdiction                        File Number              Identification
of incorporation                                             Number

Delaware                              1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600





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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, which are not called for by this form, that the registrant deems to be important to security holders.

         On August 12, 1999 registrant issued a press release entitled Halliburton Receives Offers From Ingersoll-Rand pertaining, among other things, to an announcement that registrant's subsidiary, Dresser Industries, Inc., has received offers from Ingersoll-Rand Company to sell interests in two joint ventures. The offers were made under the terms of the governing agreements of the Dresser-Rand joint venture and the Ingersoll-Dresser Pump joint venture. Dresser currently owns 51% of Dresser-Rand and 49% of Ingersoll-Dresser Pump.
 Ingersoll-Rand owns 49% of Dresser-Rand and 51% of Ingersoll-Dresser Pump. Under the agreements Dresser has two elections. Dresser must either purchase Ingersoll-Rand's interests in the joint ventures or sell Dresser's interests to Ingersoll-Rand. Registrant has not decided what action it will take in response to the two offers and has until October 5, 1999 to make elections. Any purchase or sale transaction will be completed within 90 days following an election.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated August 12, 1999.




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                                   SIGNATURES

         As required by the Securities Exchange Act of 1934, the registrant has authorized this report to be signed on behalf of the registrant by the undersigned authorized individual.


                                       HALLIBURTON COMPANY




Date:    August 12, 1999               By:  /s/ Susan S. Keith
                                          -----------------------------------
                                                Susan S. Keith
                                                Vice President and Secretary




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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           August 12, 1999
                           Incorporated by Reference









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